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                                                                   EXHIBIT 10.16


                   MASTER LEASE OF PERSONAL PROPERTY NO. 3769

     LESSEE:  AudioNet, Inc.            LESSOR:  Charter Financial, Inc.
              2914 Taylor Street                 153 East 53rd Street
              Dallas, TX  75226                  New York, NY 10022

In consideration of the mutual covenants set forth herein, the above named Lessee and the above named Lessor hereby enter into this Master Lease of Personal Property and agree to the terms and conditions set forth herein. Each Rental Schedule executed by Lessee and Lessor from time to time pursuant to this Master Lease of Personal Property shall be deemed a separate lease incorporating all of the terms and conditions of this Master Lease of Personal Property. References in this Master Lease of Personal Property to "Lease", "hereunder" and "herein" shall mean a Rental Schedule which incorporates this Master Lease of Personal Property.

     1. DEFINITIONS. The following terms shall have the following meanings for all purposes of this lease:

                  (a) "Acquisition Cost" of Equipment is an amount equal to the sum of the vendor's delivered price, dealer's delivery and handling charges, the cost of any original equipment which may be added, excise tax on the Equipment, and sales and use taxes, expenses of installation and freight, and other expenses required to effect delivery of the Equipment to Lessee.

                  (b) "Term" shall mean the number of months set forth in a Rental Schedule.

                  (c) "Equipment" means the personal property described in an equipment schedule attached to a Rental Schedule together with all substitutions, replacements, parts, repairs, improvements, additions and accessories thereto.

                  (d) "Lease Commencement Date" with respect to Equipment under a Rental Schedule means the date of the commencement of the applicable Rental Schedule as set forth in such Rental Schedule.

                  (e) "Rental Schedule" means a schedule to be executed by Lessor and Lessee, substantially in the form attached hereto and labeled "Rental Schedule" including a schedule describing the Equipment which is subject thereto and setting forth its location, Acquisition Cost, the amount of rent payable by Lessee with respect thereto, the lease term thereof, the Lease Commencement Date with respect thereto, and such other details as Lessor and Lessee may desire.

         2. AGREEMENT FOR LEASE OF EQUIPMENT. Lessor shall lease to Lessee and Lessee shall lease from Lessor Equipment in the manner and upon the terms and conditions specified in this Lease, provided that the Equipment can be obtained. Lessee shall evidence its agreement to lease particular Equipment hereunder by executing and delivering a Rental Schedule for such Equipment to Lessor. Lessee's execution of such Rental Schedule shall obligate Lessee to lease the Equipment described therein from Lessor upon the acceptance of such Equipment by Lessee for lease hereunder. Anything to the contrary notwithstanding, Lessor shall have no obligation to accept any Rental Schedule from Lessee or to acquire and lease to Lessee the Equipment described therein if
(i) such Equipment is not acceptable to Lessor; or (ii) Lessee has not submitted to Lessor by December 31, 1998 a Rental Schedule covering such Equipment; or
(iii) such Equipment has not been accepted by Lessee for lease hereunder by December 31, 1998 or Lessor has determined the scheduled dates for delivery and installation of such Equipment makes acceptance of the Equipment by such date impossible; or (iv) an Event of Default (or any other event which, after a lapse of time, or notice, or both, would become an Event of Default) has occurred and is continuing hereunder; or (v) Lessor



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determines that Lessee's financial condition or business operation (or that of any Guarantor,) has suffered any material adverse change from the condition reported in, or in conjunction with, any credit application. Notwithstanding any trade-in or down payment by Lessee or on its behalf with respect to the Equipment, Lessee shall have no right, title or interest therein or thereto except as to the use thereof subject to the terms and/or conditions of this Lease. In the event that for any reason specified or referred to in clauses (i) through (v) of this Section 2, Lessor submits a written request to a vendor for the cancellation, in whole or in part, of any purchase order or other purchase commitment issued by Lessor to such vendor for the Equipment described on a Rental Schedule, (a) Lessee shall promptly pay Lessor the full amount of any restocking, cancellation and other charge or penalty which such vendor may require Lessor to pay for such cancellation, and (b) Lessee shall promptly pay Lessor an amount equal to the total Acquisition Cost of all Equipment as to which such vendor is unwilling, in Lessor's sole judgment, to permit such cancellation on terms acceptable to Lessor and (c) upon Lessor's receipt of such payment from Lessee, Lessor shall convey to Lessee whatever right, title and interest Lessor may have in and to such Equipment on an as-is, where-is basis without representations or warranties of any kind whatsoever.

         3. LEASE TERM. The lease term of Equipment under a Rental Schedule shall be the Term and shall commence on the Lease Commencement Date set forth on such Rental Schedule.

         4. RENTAL. Lessee agrees to pay to Lessor or its assignee during the term applicable to any Equipment the rent payments shown on each Rental Schedule with the first rent payment due on the Lease Commencement Date shown therein. Lessee hereby authorizes Lessor to insert the Lease Commencement Date in the space provided therein. The rent payments shown therein together with any and all additional payments to be made by Lessee to Lessor under this Lease are hereinafter referred to as "Rental". All Rental shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever, at such address and to such person or persons as Lessor or its assignee shall direct. Any nonpayment of Rental when due shall result in the obligation on the part of Lessee promptly to pay also an amount equal to five per cent (5%) (or the maximum rate permitted by law, whichever is less) of the amounts overdue.

         5. DISCLAIMER OF WARRANTIES; LESSEE'S OBLIGATIONS. LESSEE ACKNOWLEDGES THAT: LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER=S AGENT NOR A DEALER THEREIN; THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY, DESCRIPTION AND MANUFACTURE SELECTED BY THE LESSEE; LESSEE HAS SELECTED THE EQUIPMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE; LESSEE IS SATISFIED THAT THE EQUIPMENT IS SUITABLE AND FIT FOR ITS PURPOSES; AND LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN OR OPERATION OF THE EQUIPMENT, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP OF THE EQUIPMENT, LESSOR=S TITLE TO THE EQUIPMENT, NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY EQUIPMENT LEASED HEREUNDER OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OR OPERATION THEREOF, OR THE REPAIR, SERVICE OR ADJUSTMENT THEREOF, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY SUCH MAINTENANCE, REPAIRS, SERVICE OR ADJUSTMENT, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS HOWSOEVER CAUSED. LESSOR SHALL NOT BE LIABLE FOR DAMAGES OF ANY KIND INCLUDING ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE. No defect or unfitness of the Equipment, nor any failure on the part of the manufacturer or the shipper of the Equipment to deliver the Equipment or any part thereof to Lessee, shall relieve Lessee of the obligation to pay Rental or any other obligation under this Lease. Lessor shall have no obligation in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Lessor agrees, so long as there shall



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not have occurred or be continuing any Event of Default hereunder or event which with lapse of time or notice, or both, might become an Event of Default hereunder, that Lessor will permit Lessee to enforce in Lessee's own name and at Lessee's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable. The parties agree that this Lease is a "Finance Lease" as defined in
Article 2A of the Uniform Commercial Code. Lessee acknowledges either (a) that Lessee has reviewed and approved the purchase order, supply contract or purchase agreement ("Supply Contract") covering the Equipment purchased from the vendor or supplier thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee in writing, either previously or by this Lease, of the following:
(i) the identity of the supplier/vendor; (ii) that the Lessee may have rights under the Supply contract; and (iii) that the Lessee may contact the supplier/vendor for a description of any such rights Lessee may have under the Supply Contract. In the event that a court of competent jurisdiction shall determine that this Lease is a "lease intended as security" then Lessee hereby grants a security interest in and to the Equipment as a security for all Lessee's obligations to Lessor of every kind and nature.

         6. ASSIGNMENT BY LESSOR. This Lease, any Rental Schedule hereunder and Lessor's interest in the Equipment shall be assignable by Lessor and by its assigns without notice to or the consent of Lessee, but Lessee shall not be obligated to any assignee of Lessor except upon written notice of such assignment from Lessor or such assignee. The obligation of Lessee to pay Rental to such assignee and perform all other obligations hereunder shall be absolute, irrevocable, independent and unconditional and shall not be affected by any circumstances whatsoever, and such payments shall be made without interruption, deduction, offset or abatement notwithstanding any event or circumstance whatsoever, including, without limitation the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Lessor or Lessee or any disaffirmance of this Lease by or on behalf of Lessee, and notwithstanding any defense, setoff, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Lease or otherwise which Lessee may now or hereafter have against Lessor and whether any such event shall be by reason of any act or omission of Lessor or otherwise; provided, however, that nothing herein contained shall affect any right of Lessee to enforce against Lessor any claim which Lessee may have against Lessor in any manner other than by abatement, attachment, or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments. Lessee's undertaking herein to pay the Rental to and to perform the other obligations of Lessee hereunder for the benefit of an assignee of Lessor shall constitute a direct, independent and unconditional obligation of Lessee to said assignee. Lessee also acknowledges and agrees that any assignee of Lessor's interest in this Lease shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Lessor) which by the terms of this Lease are permitted to be exercised by Lessor. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee. Lessee agrees that Lessor shall have the absolute right to assign this Lease.

         7. DAMAGE TO OR LOSS OF THE EQUIPMENT; REQUISITION. No loss or damage to the Equipment or any part thereof shall affect any obligation of Lessee under this Lease which shall continue in full force and effect. Lessee shall advise Lessor in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment under a Rental Schedule is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Lessee shall, at the option of the Lessor, replace the same with like equipment in good repair, condition and working order and such replacement shall be deemed to be Equipment subject the terms hereof and such Rental Schedule, or pay to Lessor the present value of all Rental due and to become due under this Lease discounted at a rate equal to six percent (6%), less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking, and upon such payment, title to such Equipment shall pass to Lessee and Lessee shall be subrogated to Lessor's rights with respect to such casualty. Whenever the Equipment is destroyed or damaged and, in the sole discretion of the Lessor, such destruction or damage can



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be repaired, Lessee shall, at its expense, promptly effect such repairs as
Lessor shall deem necessary for compliance with Section 8(a) below. Any proceeds of insurance received by Lessor with respect to such reparable damage to the Equipment shall, at the election of Lessor, be applied either to the repair of the Equipment by payment by Lessor directly to the party completing the repairs, or to the reimbursement of Lessee for the cost of such repairs; provided, however, that Lessor shall have no obligation to make such payment or any part thereof until receipt of such evidence as Lessor shall deem satisfactory that such repairs have been completed and further provided that Lessor may apply such proceeds to the payment of any Rental or other sum due or to become due hereunder if at the time such proceeds are received by Lessor there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Lessee shall when and as requested by Lessor, undertake, by litigation or otherwise, in Lessee's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Lessor shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

         8. AFFIRMATIVE COVENANTS OF LESSEE. Lessee shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it to only ordinary wear and tear and cause to be made all needed and proper repairs, renewals, and replacements thereto; (b) maintain at all times property damage, fire theft and comprehensive insurance for the greater of the full replacement value or the present value of all Rental due and to become due under this Lease discounted at a rate equal to six percent (6%), with loss payable provisions in favor of Lessor and any assignee of Lessor as their interests may appear, and maintain general liability insurance in amounts satisfactory to Lessor naming Lessor and any assignee of Lessor as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Lessor, and deliver policies thereof, or duplicates thereof, to Lessor; (c) pay or reimburse Lessor for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment or the Rental or upon the manufacture, purchase, ownership, delivery, leasing possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Lease provided, however, that Lessee shall pay taxes on or measured by the net income of Lessor and franchise taxes of Lessor only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of such other taxes, assessments or other governmental charges;
(d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rent or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulation, requirements and rules, all manufacturer's instructions and warranty requirements, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Lease; (f) mark and identify the Equipment with all information and in such manner as Lessor or its assigns may request from time to time and replace promptly any such markings or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant Lessor free access to enter upon the premises wherein the Equipment shall be located or used and permit Lessor to inspect the Equipment; (h) reimburse Lessor for all charges, costs and expenses (including attorneys' fees), incurred by Lessor in defending or protecting its interest in the Equipment, in the attempted enforcement or enforcement of the provisions of this Lease or in the attempted collection or collection of any Rental under this Lease; (i) indemnify and hold Lessor harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, financing, ownership, delivery, rejection, non-delivery, transportation, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with this Lease, including without limitation, claims for injury to or death of persons and for damage to property, and give Lessor prompt notice of any such claim or liability; (j) except as otherwise expressly provided herein, upon the expiration of the Term



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of a Rental Schedule, or upon sooner termination of a Rental Schedule as provided for herein, at its own cost and expense, deliver possession of the Equipment to Lessor in the condition in which it is required to be maintained by Lessee hereunder, at a location within the United States designated by the Lessor; (k) except as otherwise expressly provided herein, upon the expiration of the Term of a Rental Schedule, or upon sooner termination of a Rental Schedule as provided for herein, upon request of Lessor, provide suitable and adequate storage space at the place where the Equipment is to be located hereunder, and permit Lessor to store the Equipment in such storage space free of charge for a period not to exceed ninety (90) days, during which period Lessor will be allowed reasonable access thereto; and (l) maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied; and within thirty (30) days after the end of each fiscal quarter, deliver to Lessor a balance sheet as at the end of such quarter and statement of operations for such quarter, and within one hundred and twenty (120) days after the end of each fiscal year, deliver to Lessor a balance sheet as at the end of such year and statement of operations for such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Lessee's chief financial officer as fairly presenting the financial position and results of operations of Lessee, and, in the case of year end financial statements, certified, by an independent accounting firm acceptable to Lessor.

         9. NEGATIVE COVENANTS OF LEASE. Lessee shall not (a) voluntarily or involuntarily create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of Lessee's interests thereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with Section 8(a) above; (c) permit the name of any person, association or corporation other than the Lessor to be placed on the Equipment as a designation that might be interpreted as a claim of ownership or security interest; (d) part with possession or control of or suffer or allow to pass out of its possession or control any item of the Equipment or change the location of the Equipment or any part thereof from the address shown above; (e) ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT;
(f) change its name or address from that set forth above unless it shall have given Lessor or its assigns no less than thirty (30) days' prior written notice thereof; (g) sell any shares of its capital stock or transfer any ownership interest in the Lessee to any person, persons, entity or entities (whether in one single transaction or in multiple transactions) which results in a transfer or a majority interest in the ownership and/or the control of the Lessee from the person, persons, entity or entities who hold ownership and/or control of the Lessee as of the date of this Lease; or (h) consolidate with or merge into or with any other entity, or purchase or otherwise acquire all or substantially all of the assets or stock or other ownership interest of any person or entity or sell, transfer, lease or otherwise dispose of all or substantially all of Lessee's assets to any person or entity.

         10. USE OF EQUIPMENT; EQUIPMENT PERSONALTY. So long as no Event of Default shall have occurred, Lessee shall be entitled to possession and use of the Equipment for the applicable Term in its lawful business in accordance with the provisions of this Lease. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to real property by cement, plaster, nails, bolts, screws, wires, pipes or otherwise. If requested by Lessor with respect to any item of the Equipment, Lessee will obtain and deliver to Lessor waivers of interest or liens in recordable form, satisfactory to Lessor, from all persons claiming any interest in the real property on which such item of the Equipment is installed or located.

         11. EVENTS OF DEFAULT AND REMEDIES. If any one or more of the following events ("Events of Default") shall occur; (a) Lessee shall fail to make any payment hereunder, when due, whether for rent or otherwise; or (b) any certificate, statement, representation, warranty or financial report heretofore or hereafter furnished by or on behalf of Lessee or any guarantor of any of Lessee's obligations hereunder proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or



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has omitted any material contingent or unliquidated liability or claim against
Lessee or any such guarantor; or (c) Lessee or any guarantor of Lessee's obligations shall fail to perform or observe any covenant (including, without limitation, the covenant to keep the Equipment free from any mortgage, lien, pledge, encumbrance or attachment of any kind whatsoever), condition or agreement to be performed or observed by it hereunder; or (d) Lessee or any guarantor of any of Lessee's obligations hereunder shall be in breach of or in default in the payment and performance of any obligation owing to Lessor whether or not related to this Lease and howsoever arising, whether by operation of law or otherwise, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured and unmatured; or (e) Lessee or any guarantor of any of Lessee's obligations hereunder shall be in breach of or in default in the payment or performance of any obligation owing to any bank, lender, lessor or financial institution, howsoever arising, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured; (f) Lessee or any guarantor of any of Lessee's obligations hereunder shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated as insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiesce in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; (g) an order for relief against Lessee or any guarantor of any of Lessee's obligations hereunder shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Lessee or any guarantor of any of Lessee's obligations hereunder under any present or future statute, law, rule or regulation, or within thirty (30) days after the appointment without Lessee's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such an appointment shall not be vacated, or an order, judgment, or decree shall be entered against Lessee or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of ten (10) consecutive days without a stay of execution or any execution or writ or process shall be issued under any action or proceeding against Lessee whereby the Equipment or its use may be taken or restrained; or (h) Lessee shall suffer an adverse material change in its financial condition from the date hereof, and as a result thereof Lessor deems itself or any of the Equipment to be insecure; then and in any such event, Lessor may (but is not obligated to), at the sole discretion of Lessor, without notice or demand, take any one or more of the following steps: (1) immediately terminate Lessee's rights hereunder; (2) require Lessee, at its expense, promptly to return all or any portion of the Equipment to the possession of the Lessor at such place within the United States as Lessor may designate, with or without process of law, directly or acting through agents, without liability to Lessor, enter upon the premises of Lessee or other premises where all or any portion of the Equipment may be and take immediate possession of all or any portion of the Equipment, and thenceforth hold, possess, and enjoy the same free from any right of the Lessee to the possession and use of the Equipment for any purpose whatsoever in which event Lessee hereby expressly waives all further rights to possession of the Equipment and all claims for injuries suffered through or caused by any such repossession; or (3) sue for and seek to recover from Lessee all rent and other sums then past due pursuant to the terms and provisions of this Lease; or (4) declare immediately due and payable and sue for and seek to recover, all payments of rent, whether or not accrued, and all other amounts payable hereunder, provided, however, upon the occurrence of any of the events specified in subparagraphs (f) and (g) above, all sums as specified in this subparagraph (4) shall immediately be due and payable without notice to Lessee (the date on which Lessor declares all rent and other amounts to be due and payable is hereinafter referred to as the "Declaration Date"); or (5) sell or re-lease any or all of the Equipment at a public or private sale on such terms and notice as Lessor shall deem reasonable and recover from Lessee damages, not as penalty, but herein liquidated for all purposes and in an amount equal to the sum of (i) any accrued and unpaid rent as of the later of (A) the date of default or (B) the



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date that Lessor has obtained possession of the Equipment (the "Computation
Date"); (ii) the present value of all future rent reserved in this Lease and contracted to be paid over the unexpired term of this Lease as of the Computation Date, discounted at a rate equal to six percent (6%); (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the Lessee's default; and (iv) any indemnity, if then determinable, plus interest at one and one-half percent (1.5%) per month; LESS the amount received by Lessor upon such public or private sale or re-lease of such items of Equipment, if any (with any excess of the amount received from such sale or re-lease over and above the amounts set forth in clauses (i) through (iv) to be paid to Lessee); or (6) with or without terminating this Lease, recover from Lessee damages, not as a penalty, but herein liquidated for all purposes in an amount equal to the sum of (i) any accrued and unpaid rent as of the Declaration Date plus interest at the rate of one and one-half percent (1.5%) per month; (ii) the present value of all future rent reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to six percent (6%); (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease, or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from the Lessee's default; and (iv) any indemnity, if then determinable, plus interest at one and one-half percent (1.5%) per month, and upon such payment, title to the Equipment shall pass to Lessee; or (7) exercise any other right or remedy which may be available under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action or actions, at law or in equity, either to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof or of any warranty or representation herein contained, or in aid of the exercise of any power, right or remedy granted herein. Lessee shall be liable for all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise by Lessor of remedies with respect thereto. Any personalty in or attached to the Equipment when repossessed may be held by Lessor without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made by certified or registered mail upon Lessor within three business days after repossession. A termination of this Lease after the occurrence of an Event of Default shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to terminate and this Lease shall continue in full force and effect as to the remaining items, if any. If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor.

         12. LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to perform or comply with any of its agreements contained herein, Lessor may perform or comply with such agreements and the amount of any payments and expenses of Lessor incurred in connection with such performance or compliance, together with interest thereon at the rate provided in Section 16 below, shall be deemed Rental payable by Lessee upon demand.

         13. FURTHER ASSURANCES. Lessee will cooperate with Lessor for the purpose of protecting the interests of Lessor in the Equipment, this Lease and the sums due under this Lease, including, without limitation the execution of all Uniform Commercial Code financing statements requested by Lessor. Lessor and any assignee of Lessor is authorized if permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Equipment, this Lease and the sums due under this Lease without the signature of Lessee or signed by Lessor or any assignee of Lessor as attorney-in-fact for Lessee. Lessee will pay all costs of filing any financing, continuation or termination statements with respect to this Lease including, without limitation, any documentary stamp taxes relating thereto. Lessee will do whatever may be necessary to have a statement of the interest of Lessor and any assignee of Lessor in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Lessor or such assignee. Lessee shall execute and deliver to Lessor upon request such other instruments and assurances as Lessor deems necessary or advisable for the implementation,



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

effectuation, confirmation or perfection of this Lease and any rights of Lessor hereunder.

         14. NON-WAIVER. No course of dealing between Lessor and Lessee or any delay or omission on the part of Lessor in exercising any rights hereunder shall operate as a waiver of any rights of Lessor. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver or consent shall be binding upon Lessor unless it is in writing and signed by Lessor. To the extent permitted by applicable law, Lessee hereby waives the benefit and advantage of, and covenants not to assert against Lessor, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or re-leasing made under the judgment, order or decree of any court or under the powers of sale and re-leasing conferred by this Lease or otherwise. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Article 2A-508 through 2A-522 of the Uniform Commercial Code, including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease;
(viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution of Equipment identified to this Lease; (x) recover any general, special, incidental, or consequential damages, for any reason whatsoever; and (xi) specific performance, replevin, detinue, sequestration, claim, delivery or the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Section 11 or which may otherwise limit or modify any of Lessor's rights or remedies under
Section 11.

         15. ENTIRE AGREEMENT; SEVERABILITY; ETC. This instrument and the Rental Schedules (including the Equipment Schedules and Amortization Schedules thereto) constitute the entire agreement between Lessor and Lessee relating to the Equipment and all conversations, agreements or representations relating to this Lease or to the Equipment are integrated herein. Lessee acknowledges and agrees that neither the manufacturer, supplier, shipper, dealer or vendor ("Supplier") nor any salesman, representative or other agent of Supplier, is an agent of Lessor. No salesman, representative or agent of Supplier is authorized to bind Lessor or to waive or alter any term of condition to this Lease and no representation as to the Equipment or any other matter by a Supplier shall in any way affect Lessee's duty to pay Rental and perform its other obligations as set forth in this Lease. If any provision hereof or any remedy herein provided for shall be invalid under applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Lease nor any term hereof may be changed, discharged, terminated or waived except by an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. THIS LEASE SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK BY VIRTUE OF LESSOR HAVING SIGNED AND ACCEPTED THIS LEASE IN THE STATE OF NEW YORK, REGARDLESS OF THE ORDER IN WHICH THE SIGNATURES OF THE PARTIES SHALL BE AFFIXED HERETO, SHALL BE DEEMED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW, AND AS PART OF THE CONSIDERATION OF THE LESSOR EXECUTING THIS LEASE, LESSEE HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS LEASE SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE STATE OF NEW YORK AND LESSEE HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND WAIVES THE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE LESSEE HEREIN, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED



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

MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LESSEE AT THE ADDRESS SHOWN ON THE FACE HEREOF AND SERVICE SO MADE SHALL BE COMPLETE TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. LESSEE HEREBY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING UNDER OR IN CONNECTION WITH THIS LEASE. The captions in this Lease are for convenience for reference only and shall not define or limit any of the terms or provisions hereof. This Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors and assigns, subject, however, to the limitations set forth in this Lease with respect to Lessee's assignment hereof. No right or remedy referred to in this Lease is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Lease or otherwise available to Lessor at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument in supplement hereto. TIME IS OF THE ESSENCE WITH RESPECT TO THE OBLIGATIONS OF LESSEE UNDER THIS LEASE.

         16. NO PREPAYMENT; INTEREST. Lessee may not prepay this Lease, in whole or in part, at any time. However, in the event Lessor declares all rents and other amounts payable hereunder to be due and payable pursuant to paragraph 11 above, Lessee shall, upon demand, be required to pay the full amount demanded pursuant to said paragraph 11. All amounts due and payable under this Lease (including past due installments of rent) shall bear interest from and after their respective due dates, at the lesser of one and one-half (1.5%) per month or the highest rate permitted by applicable law, provided, however, that Lessee shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

         17. NOTICES. Notices hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Lessor and Lessee at their respective addresses set forth at the head of this Lease. Any party hereto may from time to time by written notice to the other change the address to which notices are sent to such party.

         18. NO PURCHASE OPTION. Except as may be provided in a purchase option agreement executed by Lessor and Lessee with regard to a Rental Schedule, Lessee shall have no option to purchase or otherwise acquire title to or ownership of any of the Equipment and shall have only the right to use the same under and subject to the terms and provisions of this Lease.

         IN WITNESS WHEREOF, Lessor and Lessee by their duly authorized representatives have executed this Master Lease of Personal Property as of the date set forth below.

AUDIONET, INC.                               CHARTER FINANCIAL, INC.

By:          /s/ JACK RIGGS                  By:      /s/ TODD SPENER
             --------------------------               -------------------------
Title:       CFO                             Title:   Vice President
             --------------------------               -------------------------
Date:        April 15, 1998                  Accepted On:  April 27, 1998
             --------------------------                    -------------------



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